SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): FEBRUARY 15, 2001
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                       OFFICIAL PAYMENTS CORPORATION
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             (Exact Name of Registrant as Specified in Charter)


         DELAWARE                    000-28187              52-2190781
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(State or Other Jurisdiction of    (Commission             (IRS Employer
      Incorporation)               File Number)            Identification No.)


           THREE LANDMARK SQUARE STAMFORD, CONNECTICUT    06901-2501
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              (Address of principal executive offices)    (zip code)


       Registrant's telephone number, including area code:  (203) 356-4200
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                               NOT APPLICABLE
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       (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.        OTHER EVENTS.

               At its regularly scheduled meeting yesterday, the Board of Directors of Official Payments Corporation (the "Corporation") approved a resolution scheduling the Corporation's 2001 Annual Meeting of Stockholders for Tuesday, May 8, 2001. Last year, the Corporation's Annual Meeting was held on September 19, 2000. The Board also set the record date for determining the stockholders entitled to vote at the 2001 Annual Meeting to be March 28, 2001.

               In light of the foregoing and in accordance with Rules 14a-5(f) and 14a-8(e)(2) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Corporation will consider stockholder proposals submitted pursuant to Rule 14a-8 in connection with the Corporation's 2001 Annual Meeting to have been submitted a reasonable time before the Corporation begins to print and mail its proxy statement, and therefore timely, if they are received by the Corporation at its principal executive offices not later than March 2, 2001. In addition, in light of the foregoing and in accordance with Rules 14a-5(e)(2) and 14a-5(f) under the Exchange Act, in order for stockholder proposals submitted outside of Rule 14a-8 in connection with the Corporation's 2001 Annual Meeting to be considered "timely" for purposes of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Corporation at its principal executive offices not later than March 2, 2001.



                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         OFFICIAL PAYMENTS CORPORATION


                                         By: /s/ Thomas R. Evans
                                             ----------------------------
                                         Name:  Thomas R. Evans
                                         Title: Chairman and Chief Executive
                                                Officer

Dated: February 16, 2001